UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2023

Fidus Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00861	27-5017321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1603 Orrington Avenue, Suite 1005, Evanston, Illinois	60201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-859-3940

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FDUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On June 8, 2023, Fidus Investment Corporation (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) at its offices located at 1603 Orrington Avenue, Suite 1005, Evanston, IL 60201. The common stockholders of the Company voted on two proposals at the Annual Meeting, both of which were approved. The final voting results from the Annual Meeting were as follows:

Proposal 1 — Election of Class III Directors

The following individuals, constituting all the nominees named in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2023 (the “Proxy Statement”), were elected as the Class III directors to serve until the 2026 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

	FOR	WITHHELD
Raymond L. Anstiss, Jr.	11,069,527	1,733,427
Edward H. Ross	12,135,221	667,733

Proposal 2 — Approval to Sell or Otherwise Issue Shares of Common Stock Below Net Asset Value

A proposal to authorize the Company, subject to the approval of the Board of Directors of the Company, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the Proxy Statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale) was approved. The following votes were taken in connection with this proposal:

FOR	AGAINST	ABSTAIN
10,110,300	2,285,569	407,077

This proposal was also approved by the Company’s non-affiliated stockholders by a vote of 9,762,156 shares for, 2,285,569 shares against and 407,077 abstained. The number of votes cast in favor of this proposal represents a majority of outstanding voting securities of the Company, as defined under the Investment Company Act of 1940, and a majority of outstanding securities that are not held by affiliated persons of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2023	Fidus Investment Corporation

	By:	/s/ Shelby E. Sherard
Shelby E. Sherard
Chief Financial Officer, Chief Compliance Officer and Secretary